[Certain  portions of this exhibit  have been omitted  pursuant to Rule
         24b-2 and are subject to a confidential treatment request. Copies of this exhibit containing the omitted information have been filed separately with the Securities and Exchange Commission. The omitted portions of this document are marked with a ***.]

                     SETTLEMENT AGREEMENT AND MUTUAL RELEASE


         This Settlement Agreement and Mutual Release (this "Agreement") is entered into as of June 4, 2004 (the "Effective Date"), by and among Altair Nanotechnologies, Inc., a corporation organized under the laws of Canada with principal offices in Reno, Nevada ("Altair"), on the one hand; and Louis Schnur, a natural person who is a resident of Chicago, Illinois ("Schnur"); and Toyota on Western, Inc., a corporation organized under the laws of the State of Illinois ("Toyota"), on the other hand. Schnur, Toyota and their affiliates (as defined by Rule 405 of the Securities Act of 1933, as amended) are collectively referred to herein as the "Schnur Parties."

         For the purpose of resolving the issues between or among the parties, Altair, Toyota and Schnur hereby agree as follows:

1. Issuance of Additional Stock. Not later than 15 days following the date of this Agreement, Altair shall issue 100,000 shares of Altair common stock to Toyota (the "Settlement Shares").

2. Registration of Stock. Not later than 30 days following the date of this Agreement and pursuant to the terms of the Registration Rights Agreement attached as Exhibit A, Altair shall file a registration statement registering the re-sale of (1) the Settlement Shares and (2) the 1,750,000 shares of Altair common stock and also the shares of Altair common stock underlying warrants (the "Warrants") represented by Warrant Certificate Nos. 2003B-1, 2003B-2 or 2003B-3 acquired by Toyota from Altair on March 31, 2003 in a private placement and currently held by Toyota or Toyota's transferees.

3. Amendment of the Warrant. Contemporaneously with the execution of this Agreement, the parties shall execute the First Amendment to the Warrant in substantially the form attached as Exhibit B with respect to each of the Warrants.

4.       ***

5. Communications. The Schnur Parties agree for a period of one year from the date of this Agreement as follows:

         5.1. Except as disclosure shall be required by law, the Schnur Parties shall not, directly or indirectly, issue any Public Communication (as defined below) regarding Altair or its present or former officers, directors, or business operations. "Public Communication" means (a) any press release, Internet posting, or radio or television announcement or (b) any other written, recorded or verbal communication that is reasonably likely to be seen or heard by more than five individuals, including but not limited to mailings, facsimile distributions and email distributions.

         5.2. The Schnur Parties shall not, directly or indirectly, take any steps to pursue a proxy contest for the election of any person not nominated by Altair to the Altair board of directors;

         5.3. Except as disclosure may be required by law, the Schnur Parties shall not, directly or indirectly, submit any communications or complaints to the SEC or any self regulatory organization relative to Altair unless the Schnur Party seeking to submit the communication or complaint to the SEC has first reported the communication or complaint to Altair's Audit Committee and given Altair's Audit Committee 90 days to address the communication or complaint;

         5.4. Except as disclosure may be required by law and subject to the notice requirement of Section 5.3 above, the Schnur Parties shall not, directly or indirectly, send faxes or other written communications to Altair's officers, directors or legal counsel more frequently than once every 90 days.

6. Confidentiality. The provisions of Exhibit C to this Agreement are incorporated herein by reference.

7.       Release by Altair.

         7.1. Except as otherwise provided in Section 7.4 below, Altair hereby releases and forever discharges the "Schnur Releasees" consisting of Schnur, Toyota and their current and former respective lenders, shareholders, parents, subsidiaries, affiliates, divisions, officers, directors, owners, associates, predecessors, successors, heirs, assigns, agents, partners, employees, insurers, representatives, lawyers, and all persons acting by, through, under, or in concert with them, or any of them, of and from any and all manner of action or actions, cause or causes of action, in law or in equity, and any suits, debts, liens, contracts, agreements, promises, liabilities, claims, demands, damages, losses, costs, or expenses, of any nature whatsoever, known or unknown, fixed or contingent (the "Claims"), that Altair now has or may hereafter have against the Schnur Releasees, or any of them, by reason of any matter, cause, or thing whatsoever from the beginning of time to the date hereof, including, without limitation, any and all Claims arising out of, based upon, or in any way relating to transactions with Altair, the Altair Releasees (as defined below), Christopher Dillow, Irvine Management Consulting Inc., CMGI, Equity Alert, Market Pathways, C. Van Mussher, IR Image, or Patagon Securities Corp.

         7.2. Altair represents and warrants that there has been no assignment or other transfer of any interest in any Claim that it may have against the Schnur Releasees, or any of them, and Altair agrees to indemnify and hold the Schnur Releasees, and each of them, harmless from any liabilities, claims, demands, damages, costs, expenses, and attorneys' fees incurred by the Schnur Releasees, or any of them, as a result of any person asserting any such assignment or transfer. It is the intention of the parties that this indemnity does not require payment as a condition precedent to recovery by the Schnur Releasees against Altair under this indemnity.

         7.3. Altair agrees that if it hereafter commences, joins in, or in any manner seeks relief through any suit arising out of, based upon, or relating to any of the Claims released hereunder, or in any manner asserts against the Schnur Releasees, or any of them, any of the Claims released hereunder, then Altair shall pay to the Schnur Releasees, and each of them, in addition to any other damages caused to the Schnur Releasees thereby, all attorneys' fees and costs incurred by the Schnur Releasees in defending or otherwise responding to that suit or Claim.

         7.4. Notwithstanding  any provision contained in Sections 7.1, 7.2, and
              7.3 above, the release set forth herein does not extend to releasing the Schnur Releasees, or any of them, from their responsibilities, representations, warranties, promises, obligations, covenants, and agreements contained in this Agreement or the responsibilities, representations, warranties, promises, obligations, covenants, and agreements contained within the four corners of the various unexercised warrants held by the Schnur Parties.

8.       Release by Schnur Parties.

         8.1. Except as otherwise provided in Section 8.4 below, the Schnur Parties hereby release and forever discharge the "Altair Releasees" consisting of Altair and its current and former respective lenders, shareholders, parents, subsidiaries, affiliates, divisions, officers, directors, owners, associates, predecessors, successors, heirs, assigns, agents, partners, employees, insurers, representatives, lawyers, and all persons acting by, through, under, or in concert with them, or any of them, of and from any Claims that the Schnur Parties now have or may hereafter have against the Altair Releasees, or any of them, by reason of any matter, cause, or thing whatsoever from the beginning of time to the date hereof, including, without limitation, any and all Claims arising out of, based upon, or in any way relating to transactions with the Schnur Parties, the Schnur Releasees, Christopher Dillow, Irvine Management Consulting Inc., CMGI, Equity Alert, Market Pathways, C. Van Mussher, IR Image, or Patagon Securities Corp.

         8.2. The Schnur Parties represent and warrant that there has been no assignment or other transfer of any interest in any Claim that it may have against the Altair Releasees, or any of them, and the Schnur Parties agree to indemnify and hold the Altair Releasees, and each of them, harmless from any liabilities, claims, demands, damages, costs, expenses, and attorneys' fees incurred by the Altair Releasees, or any of them, as a result of any person asserting any such assignment or transfer. It is the intention of the parties that this indemnity does not require payment as a condition precedent to recovery by the Altair Releasees against the Schnur Parties under this indemnity.

         8.3. The Schnur Parties agree that if they hereafter commence, join in, or in any manner seek relief through any suit arising out of, based upon, or relating to any of the Claims released hereunder, or in any manner asserts against the Altair Releasees, or any of them, any of the Claims released hereunder, then the Schnur Parties shall pay to the Altair Releasees, and each of them, in addition to any other damages caused to the Altair Releasees thereby, all attorneys' fees and costs incurred by the Altair Releasees in defending or otherwise responding to that suit or Claim.

         8.4. Notwithstanding  any provision contained in Sections 8.1, 8.2, and
              8.3 above, the release set forth herein does not extend to releasing the Altair Releasees, or any of them, from their responsibilities, representations, warranties, promises, obligations, covenants, and agreements contained in this Agreement or the responsibilities, representations, warranties, promises, obligations, covenants, and agreements contained within the four corners of the various unexercised warrants held by the Schnur Parties.

9.       Representations, Warranties and Covenants.

         9.1. Schnur  and  Toyota,  jointly  and  severally,   hereby  covenant,
              represent, and warrant to the other parties to this Agreement as follows:

       9.1.1. Schnur and Toyota are correctly described and named in this Agreement;

       9.1.2. Before executing this Agreement, Schnur and Toyota became fully informed of the terms, contents, provisions, and effect of this Agreement and the attached exhibits;

       9.1.3. This Agreement is fully and forever binding on, and enforceable against Schnur and Toyota in accordance with its terms;

       9.1.4. The execution and delivery of this Agreement and any other documents, agreements, or instruments executed or delivered by Schnur and Toyota pursuant hereto and the consummation of the transactions herein or therein contemplated does not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any material agreement or instrument to which Schnur and Toyota is a party or any provision of law, statute, rule, or regulation applicable to Schnur and Toyota or any judicial or administrative order or decree by which Schnur and Toyota is bound;

       9.1.5. In entering into and signing this Agreement, Schnur and Toyota have had the benefit of the advice of attorneys of their own choosing, and they enter into this Agreement freely by their own choosing and judgment, and without duress or other influence;

       9.1.6. Schnur  and  Toyota  have  made  an   investigation   to  their
              satisfaction of all facts and reasons why it should enter into this Agreement and agree, based upon Schnur's and Toyota's knowledge, experience, and investigation, that this Agreement is fair and just;

       9.1.7. Schnur and Toyota represent that they have not relied upon, and will not rely upon any statements, acts, or omissions by any of the other parties, other than as set forth in this Agreement, in making their decision to enter into this Agreement;

       9.1.8. This Agreement is duly executed by Schnur and Toyota with full knowledge and understanding of its terms and meaning, on Schnur's and Toyota's own judgment and upon the advice of each of their attorneys and financial and tax advisors;

       9.1.9. This Agreement is not and shall not be construed as an admission of wrongdoing or liability by any party, any of which wrongdoing or liability is and has been specifically denied by each party. It is expressly understood and agreed that the terms of this Agreement are contractual and not merely recitals, and that the agreements contained herein and the consideration transferred is intended to compromise doubtful and disputed claims, avoid and terminate litigation, and buy peace, and that no payments made and no release or other consideration given by any party shall be construed as an admission of wrongdoing or liability by any party, all wrongdoing or liability being expressly denied by each party; and

      9.1.10. Schnur and Toyota acknowledge that their aforesaid representations are a material inducement to every other party to enter into this Agreement.

      9.1.11. Investment Representations.

                  a. Purchase for Own Account. Toyota is the sole and true party in interest, is acquiring the Settlement Shares for its own account for investment, is not purchasing the Settlement Shares for the benefit of any other person, and has no present intention of holding or managing the Settlement Shares with others or of selling, distributing or otherwise disposing of any portion of the Settlement Shares. Toyota has its principal place of business in the state of Illinois.

                  b. Disclosure and Review of Information. Toyota acknowledges and represents that it has received and reviewed copies of Altair's Annual Report on Form 10-K for the year ended December 31, 2003 and Altair Quarterly Report on Form 10-Q for the quarter ended March 31, 2004 (the "SEC Filings"). In addition, Toyota acknowledges and represents that Toyota has been given a reasonable opportunity to review all documents, books and records of Altair pertaining to this investment, and has been supplied with all additional information concerning Altair and the Settlement Shares that has been requested by Toyota, has had a reasonable opportunity to ask questions of and receive answers from Altair or its representatives concerning this investment, and that all such questions have been answered to the full satisfaction of Toyota. Toyota has received, and acknowledges that it is receiving, no representations, written or oral, from Altair or its officers, directors, employees, attorneys or agents other than those contained in this Agreement and the SEC Filings. In making its decision to purchase the Securities, Toyota has relied solely upon its review of the SEC Filings, this Agreement, and independent investigations made by it or its representatives without assistance of Altair.

                  c. Speculative Investment. Toyota understands that (i) it must bear the economic risk of the investment in the Settlement Shares for an indefinite period of time because the Settlement Shares have not been registered under the Securities Act of 1933, as amended (the "Securities Act") or qualified under the Securities Act or the securities laws of any other jurisdiction and (ii) its investment in Altair represented by the Settlement Shares is highly speculative in nature and is subject to a high degree of risk of loss in whole or in part. Toyota has adequate means of providing for its current needs and possible contingencies, and is able to bear the high degree of economic risk of this investment, including, but not limited to, the possibility of the complete loss of Toyota's entire investment and the limited transferability of the Settlement Shares, which may make the liquidation of this investment impossible for the indefinite future.

                  d. Accredited Schnur Parties Status. Toyota is an "accredited investor" within the meaning of Rule 501(a) promulgated under the Securities Act in that, among other reasons, all equity owners of Toyota had individual income (exclusive of any income attributable to my spouse) in excess of $200,000 in each of the most recent two years and reasonably expect to have an individual income in excess of $200,000 for the current year and/or) alimony paid, and have an individual net worth, or my spouse and I have a combined individual net worth, in excess of $1,000,000.

                  e. Investment Experience. Toyota has experience as an investor in securities and acknowledges that it can bear the economic risk of its investment in the Securities. By reason of Toyota's business or financial experience or the business or financial experience of its professional advisors who are unaffiliated with and who are not compensated by Altair or any affiliate or selling agent of Altair, directly or indirectly, Toyota has the capacity to protect its own interests in connection with its purchase of the Securities. Toyota has not been organized solely for the purpose of acquiring the Securities.

                  f.  Restricted   Securities.   Toyota   understands  that  the
         Settlement Shares are and will be "restricted securities" under the Securities Act inasmuch as they are being acquired from Altair in a transaction not involving a public offering, and that, under the Securities Act and applicable regulations thereunder, such securities may be resold without registration under the Securities Act only in certain limited circumstances.

                  g. Legends. Toyota understands that the certificates evidencing the Settlement Shares will bear the legend set forth below, together with any other legends required by the laws of the Province of Ontario and any other state or province with jurisdiction:

                  THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS AND HAVE BEEN TAKEN FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TO OR FOR SALE IN CONNECTION WITH ANY DISTRIBUTION THEREOF. THESE SECURITIES MAY NOT BE SOLD OR OTHERWISE TRANSFERRED UNLESS A REGISTRATION STAEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, IS IN EFFECT WITH RESPECT TO SUCH SECURITIES OR ALTAIR HAS RECEIVED AN OPINION IN FORM AND SUBSTANCE SATISFACTORY TO ALTAIR PROVIDING THAT AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, IS AVAILABLE.

                  h. The legend set forth above shall be removed by Altair from any certificate evidencing any of the Settlement Shares only (i) upon receipt by Altair of an opinion in form and substance satisfactory to Altair that such legend may be removed pursuant to Rule 144 promulgated under the Securities Act, or (ii) upon confirmation that a registration statement under the Securities Act is at that time in effect with respect to the legended Settlement Share and that such transfer will not jeopardize the exemption or exemptions from registration pursuant to which the respective Settlement Shares was issued.

         9.2. Altair hereby covenants, represents, and warrants to the other parties to this Agreement as follows:

              9.2.1.  Altair is correctly described and named in this Agreement;

              9.2.2. Before executing this Agreement, Altair became fully informed of the terms, contents, provisions, and effect of this Agreement and the attached exhibits;

              9.2.3. This Agreement is fully and forever binding on, and enforceable against Altair in accordance with its terms;

              9.2.4. The execution and delivery of this Agreement and any other documents, agreements, or instruments executed or delivered by Altair pursuant hereto and the consummation of the transactions herein or therein contemplated does not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any material agreement or instrument to which Altair is a party or any provision of law, statute, rule, or regulation applicable to Altair or any judicial or administrative order or decree by which Altair is bound;

              9.2.5. In entering into and signing this Agreement, Altair has had the benefit of the advice of attorneys of its own choosing, and enter into this Agreement freely by their own choosing and judgment, and without duress or other influence;

              9.2.6. Altair has made an investigation to its satisfaction of all facts and reasons why it should enter into this Agreement and agree, based upon Altair's knowledge, experience, and investigation, that this Agreement is fair and just;

              9.2.7. Altair represents that it has not relied upon, and will not rely upon any statements, acts, or omissions by any of the other parties, other than as set forth in this Agreement, in making its decision to enter into this Agreement;

              9.2.8. This Agreement is duly executed by Altair with full knowledge and understanding of its terms and meaning, on Altair's own judgment and upon the advice of its attorneys and financial and tax advisors;

              9.2.9. This Agreement is not and shall not be construed as an admission of wrongdoing or liability by any party, any of which wrongdoing or liability is and has been specifically denied by each party. It is expressly understood and agreed that the terms of this Agreement are contractual and not merely recitals, and that the agreements contained herein and the consideration transferred is intended to compromise doubtful and disputed claims, avoid and terminate litigation, and buy peace, and that no payments made and no release or other consideration given by any party shall be construed as an admission of wrongdoing or liability by any party, all wrongdoing or liability being expressly denied by each party; and

              9.2.10. Altair acknowledges that its aforesaid representations are a material inducement to every other party to enter into this Agreement.

10. Successors and Assigns. This Agreement shall inure to the benefit of, and shall be binding upon, the successors and assigns of the parties to this Agreement, and each of them. This Agreement is intended to release, and inure to the benefit of, each of the parties' respective related parties.

11. Miscellaneous Terms. Each of the parties to this Agreement further agrees as follows:

              11.1. Modifications. No modification, amendment or waiver of any of the provisions contained in this Agreement, or any future representations, promise, or condition in connection with the subject matter of this Agreement, shall be binding upon any party to this Agreement unless made in writing and signed by such party or by a duly authorized officer or agent of such party.

              11.2. Severability. In the event any non-material provision of this Agreement or the application of any such provision is held to be void, voidable, unlawful or for any reason unenforceable in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability; but, the remaining provisions of this Agreement shall remain in full force and effect, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such non-material provision in any other jurisdiction. In good faith, the parties shall use their best efforts, or if such efforts are unsuccessful, the parties agree that a court or arbitrator may reform such provision, to replace the provision that is contrary to law with a legal one approximating to the extent possible the original intent of the parties.

              11.3. No Representations. Except for statements expressly set forth in this Agreement, no party has made any statement or representation to any other party regarding a material fact relied upon by any other party in entering into this Agreement and no party has relied upon any statement, representation, or promise of any other party, or of any representative or attorney for any other party, in executing this Agreement or in making the settlement provided for in this Agreement.

              11.4. Independent Advice From Counsel. Each of the parties has received prior independent legal advice from legal counsel of its choice with respect to the advisability of making the settlement provided for in this Agreement and with respect to the advisability of executing this Agreement. All parties agree and acknowledge that, with respect to this Agreement and the agreements described herein, Altair has been represented solely by Stoel Rives LLP, and the Schnur Parties have been represented solely by Jenkens & Gilchrist, A Professional Corporation. Each party represents and warrants that his or its attorney has reviewed the Agreement, and that his or its attorney has approved the Agreement as to form and substance.

              11.5. Knowing and Voluntary Consent; Adequate Investigation. Each of the parties has read this Agreement carefully, knows and understands the Agreement's content, and has investigated all facts and matters pertaining to the subject matter of this Agreement as such party deems necessary or desirable. This Agreement shall be final and binding upon the parties regardless of any claims of mistake of fact or law, or any other circumstances whatsoever, and may not be set aside for any reason whatsoever.

              11.6. Attorneys' Fees. In the event of any dispute, controversy, litigation or other proceedings (including proceedings in bankruptcy) concerning or related to the enforcement of an arbitration award under this Agreement, the prevailing party shall be entitled to reimbursement of all of its costs, including reasonable attorney and expert witnesses fees and costs, and court or arbitration fees and costs.

              11.7. Governing Law. The parties agree that the laws of the State of Nevada shall govern the interpretation and enforcement of this Agreement, without giving effect to its choice of law rules.

              11.8. Dispute Resolution. Any controversy or claim arising out of or relating to this Agreement or the breach of this Agreement (other than claims in which the sole remedy sought is specific performance of one or more provisions set forth in this Agreement, which claims may be brought in state or federal court located in Reno, Nevada) shall be settled through an arbitration proceeding Reno, Nevada administered by the American Arbitration Association under its Commercial Arbitration Rules. With respect to any such

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                      arbitration,  within  15 days  after the  commencement  of
                      arbitration   as   given  in  the   American   Arbitration
                      Association's Commercial Arbitration Rules, each party shall select one person to act as arbitrator and the two selected shall select a third arbitrator within 10 days of their appointment. Each party may select an arbitrator from the list of arbitrators provided by the American Arbitration Association or either party may appoint any other qualified individual to serve as arbitrator. If the arbitrators selected by the parties are unable or fail to agree upon the third arbitrator, the third arbitrator shall be selected by the American Arbitration Association. The arbitrators will have no authority to award punitive or other damages not measured by the prevailing party's actual damages, except as may be required by statute. The arbitrators, in their sole discretion, may include an injunction or a direction to any party in their decision. The arbitration shall be governed by the Commercial Dispute Resolution Procedures of the American Arbitration Association in effect at the time the dispute is filed for arbitration. Any party to an arbitration under this Section may commence an action in a court of competent jurisdiction to enforce an arbitration award and/or to remedy a refusal to arbitrate.

              11.9. Authority. Each party represents that all necessary corporate proceedings have been taken by it to authorize the settlement and mutual releases contemplated by this Agreement and the agreements contemplated hereby, and that this Agreement and the agreements contemplated hereby have been executed by each party, and shall constitute valid and binding agreements.

              11.10. Execution in Counterparts. This Agreement may be executed and delivered in any number of counterparts or copies by the parties to this Agreement. When each party has signed and delivered at least one counterpart to each other party to this Agreement, each counterpart shall be deemed an original and, taken together, shall constitute one and the same Agreement, which shall be binding and effective as to the parties to this Agreement.

              11.11. Notices. All notices and other communications under this Agreement shall be in writing, shall specifically refer to this Agreement, and shall be delivered or transmitted by facsimile, reliable overnight courier or other reliable delivery service, and shall be addressed as follows:

                  If to the Schnur Parties:     Louis Schnur
                                                Toyota On Western
                                                6941 South Western Avenue
                                                Chicago, Illinois  60636
                                                Facsimile: (773) 776-4584

                  With a copy to:               Jenkens & Gilchrist,
                                                A Professional Corporation
                                                600 Congress Avenue, Suite 2200
                                                Austin, Texas 78701
                                                Attn:  J. Rowland Cook
                                                Facsimile: (512) 404-3520

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                  If to Altair:                 Altair Nanotechnologies, Inc.
                                                204 Edison Way
                                                Reno, Nevada  89502
                                                Attn:  Corporate Secretary
                                                Facsimile: (775) 856-1619

                  With a copy to:               Stoel Rives LLP
                                                201 S. Main Street, Suite 1100
                                                Salt Lake City, Utah  84111
                                                Attn:  Bryan T. Allen
                                                Facsimile: (801) 578-6999

         Such notices and other communications shall be deemed given on the day on which received. Any party may change his or its address for receipt of notices and requests hereunder by notice duly given to the other party in accordance with these provisions.



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         IN WITNESS  WHEREOF,  the parties hereto have executed this  Settlement
Agreement and Mutual Release to be effective as of the date written above.



                                  ALTAIR NANOTECHNOLOGIES, INC.


                                  By:      /s/ Rudi E. Moerck
                                           -------------------------------------
                                  Name:    Rudi E. Moerck
                                           -------------------------------------
                                  Title:   President
                                           -------------------------------------



                                  /s/ Louis Schnur
                                  ----------------------------------------------
                                  LOUIS SCHNUR, Individually


                                  TOYOTA ON WESTERN, INC.


                                  By:      /s/ Louis Schnur
                                           -------------------------------------
                                  Name:    Louis Schnur
                                           -------------------------------------
                                  Title:   President
                                           -------------------------------------


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                                    EXHIBIT A


                         (Registration Rights Agreement)

                                    EXHIBIT B


              (First Amendment to Warrant Certificate No. 2003B-1)




                                       14
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                                    EXHIBIT C


                                 Confidentiality


The provisions of this Exhibit C are incorporated by reference into the Settlement Agreement and Mutual Release dated June 4, 2004 among Altair, Schnur and Toyota (the "Settlement Agreement"). Terms not otherwise defined in this Exhibit C have the meanings given those terms in the Settlement Agreement.

***

Altair, Schnur and Toyota shall keep the provisions of this Exhibit C and the provisions of Section 4 confidential to the maximum extent allowed by law. If the Settlement Agreement is filed with the SEC, the party filing the Settlement Agreement shall use its best reasonable efforts to obtain confidential treatment from the SEC for Section 4 and this Exhibit C to the maximum extent allowed by the SEC.




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